UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): April 15, 2009

Bakers Footwear Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Missouri	000-50563	43-0577980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2815 Scott Avenue St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(314) 621-0699

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 15, 2009, certain members of the Bakers Footwear Group, Inc. (the “Company”) management team held a conference call to discuss earnings and operating results for the fourth quarter ended January 31, 2009. The conference call transcript is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Also on April 15, 2009, the Company issued a press release announcing results for the fourth quarter and the fiscal year ended January 31, 2009. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated by reference herein. The description of the press release contained herein is qualified in its entirety by the full text of such exhibit.

The conference call transcript includes references to operating profit for the fourth quarter of fiscal year 2007 and operating loss for fiscal year 2007, each excluding a one-time gain from the early termination of an operating lease, which are non-GAAP financial measures as defined in Regulation G under the rules of the Securities and Exchange Commission. Operating profit and operating loss excluding a one-time gain provides additional insight into the underlying, ongoing operating performance of the Company and facilitates period-to-period comparisons by excluding the earnings impact of the one-time gain. Given the unique nature of one-time gains, management believes that presenting operating profit and operating loss excluding them is more representative of the Company’s operational performance and may be more useful for investors. However, these financial measures are not intended to replace operating profit or operating loss as determined in accordance with U.S. GAAP. The conference call transcript contains a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with GAAP.

Exhibits 99.1 and 99.2 contain forward-looking statements (within the meaning of Section 27(A) of the Securities Act of 1933 and Section 21(E) of the Securities Exchange Act of 1934). The Company has no duty to update such statements. Actual future events and circumstances could differ materially from those set forth in this Current Report, including Exhibits 99.1 and 99.2, due to various factors.

Factors that could cause these conditions not to be satisfied include inability to satisfy debt covenants, material declines in sales trends and liquidity, inability to satisfy listing requirements, material changes in capital market conditions or in the Company’s business, prospects, results of operations or financial condition and other risks and uncertainties, including those detailed in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, including those discussed in “Item 1. Business — Recent Developments” in the Form 10-K, and in each report under the captions “Risk Factors,” “Management’s Discussion and Analysis of Financial Position and Results of Operations” and in each report Note 2 to the Company’s financial statements, and in the Company’s other filings with the Securities and Exchange Commission, including the Form 8-K filed on April 15, 2009.

Item 7.01.  Regulation FD Disclosure.

The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKERS FOOTWEAR GROUP, INC.

Date: April 21, 2009	By:	/s/ Charles R. Daniel, III
Charles R. Daniel, III Executive Vice President, Chief Financial Officer, Controller, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Transcript of conference call held on April 15, 2009.

99.2	Press Release dated April 15, 2009 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 15, 2009 (File No. 000-50563)).